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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of report: March 7, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                    001-16587                  58-1597246
   (State or Other             (Commission File            (I.R.S. Employer
   Jurisdiction of                  Number)                 Identification
    Incorporation)                                              Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01. Other Events.

           On March 7, 2005, Orion HealthCorp, Inc. (the "Company") issued a press release announcing the consolidation of two Houston-based ambulatory surgery centers. See the press release attached as Exhibit 99.1.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ORION HEALTHCORP, INC.


                                               By: /s/ Stephen H. Murdock
                                                   ----------------------
                                                   Stephen H. Murdock
                                                   Chief Financial Officer



Date: March 7, 2005

                                  EXHIBIT INDEX


Exhibit
Number       Description of Exhibits
-------      -----------------------

   99.1      Copy of press release issued by the Company on March 7, 2005.